Putnam
Voyager Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In this persistently challenging environment, many investors have sought to cut their losses by getting out of the stock market entirely. It is our view that for those who still have several years before they need to make withdrawals, this may have been the wrong move to make, for history has been on the side of investors who have dared to weather even sustained periods of market retreat.

If you had what you believed was an effective investment program before the markets began their decline and thus far have resisted the temptation to veer off that course, we strongly urge you to remain patient. As always, however, it is a good idea to consult your financial advisor for specific counsel in regard to your own situation.

Quite naturally, we are disappointed at having to report the negative results posted by Putnam Voyager Fund during the fiscal year ended July 31, 2002. However, we believe that the fund remains positioned to benefit once investors begin to recognize the economy's positive fundamentals. On the following pages, you will find a full explanation of the reasons for the fund's decline during the period, as well as a view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Growth and Specialty Growth teams

Putnam Voyager Fund's 2002 fiscal year was marked by tremendous adversity for financial markets. While the terrorist attacks on New York and Washington on September 11, 2001, were the most shocking events for the markets, other troubles had more lasting effects. Since the collapse of Enron late in 2001, news of improper accounting practices at many companies has hurt market confidence.

In such an extraordinary environment, it is important to keep your investment time horizon in mind. Looking at history, we can see that stocks have experienced similar troubles in the past -- sluggish economic performance, corporate scandals, international unrest, even war. In such time periods, the markets reflected troubles by lowering stock prices. But these difficulties were resolved -- wars ended, recessions gave way to expansions, and market practices were reformed to prevent abuses. Afterwards, stocks eventually advanced.

We do not manage your fund based on a forecast of when and how the market will recover. We make investment decisions by analyzing the fundamental quality of companies and their ability to generate profits. On this basis, we have confidence in the future because we see that corporate profits are improving. And in the past year, despite the difficult environment, Putnam Voyager Fund's class A shares at net asset value kept pace with the fund's benchmark index as well as the average return for the Lipper Large-Cap Growth Fund category. Additional performance details are on page 7.

Total return for 12 months ended 7/31/02

      Class A          Class B          Class C          Class M
    NAV     POP       NAV   CDSC       NAV   CDSC       NAV    POP
-----------------------------------------------------------------------
  -28.24%  -32.36%  -28.82% -32.22%  -28.81% -29.49%  -28.64% -31.14%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals          13.1%

Retail                   10.5%

Software                  6.0%

Conglomerates             5.7%

Electronics               5.4%

Footnote reads:
*Based on net assets as of 7/31/02. Holdings will vary over time.


* MARKET SWINGS OBSCURE FUNDAMENTAL IMPROVEMENT

Watching economic trends and stock market performance shift during the past year could have caused many investors whiplash. Pessimism swiftly turned into optimism and back to pessimism again. Early in the fiscal year, the question as to whether the economic slowdown qualified as a recession was resolved by the effects of September 11. But then, sooner than many had anticipated, the stock market rallied, reflecting confidence in an economic recovery. This optimism supported the market until the spring, when indications emerged that the speed of the recovery had decelerated. Stocks subsequently fell further than they had in September.

Fund Profile

Putnam Voyager Fund seeks capital appreciation by investing in stocks of companies believed to offer above-average growth potential. The fund invests in a diversified portfolio of large and midsize companies across a range of industries. The fund targets companies with sales and profits that Putnam believes are likely to grow faster than the overall economy. The fund is appropriate for investors seeking growth of capital and broad exposure to growth-oriented companies.

Viewing the picture more broadly, we can see that, rather than being unusually mild, as economists initially thought, this recession has been more similar to past recessions. Fortunately, the unemployment rate has stayed near or below 6%, helping to support consumer spending. In fact, the housing market has been extremely strong. The real shortfall has come in capital investments by businesses. The technology and telecommunications sectors felt the greatest impact and have contracted significantly. The most recent stock price declines in these sectors have reduced valuations to levels last seen prior to the bull market of the late 1990s.

Overall, the fundamental condition of the economy and of corporate profitability has improved during the fiscal year. Last year at this time, the economy was contracting, and numerous companies were announcing disappointing earnings results. Profits are now recovering from that downswing. In the quarter that just ended, from April through June, approximately 70% of companies reported profits that beat expectations. Well-managed companies -- including the growth companies this fund targets -- responded to the slowdown by cutting costs and inventories, positioning themselves to become more profitable.

* MARKET SENTIMENT DAMAGED BY ACCOUNTING UNCERTAINTIES

Although business fundamentals have improved over the last year, market sentiment has deteriorated because of the accounting scandals and bankruptcies of major corporations. Enron and WorldCom were the most notable. As many companies have restated their finances, investors have legitimately questioned the truthfulness of accounting statements and penalized stocks in general. We too have been disappointed by dishonest practices. The fund has a position in Tyco, though it is not a top holding. Tyco's chief executive officer resigned and now faces charges of tax evasion. Although this holding, as well as others mentioned in this report, were viewed favorably by fund management at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Conglomerates

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

Wal-Mart Stores, Inc.
Retail

Johnson & Johnson
Pharmaceuticals

Intel Corp.
Electronics

Philip Morris Companies, Inc.
Tobacco

Cisco Systems, Inc.
Communications equipment

American International Group, Inc.
Insurance

Lowe's Companies, Inc.
Retail

Footnote reads:
These holdings represent 28.1% of the fund's net assets as of 7/31/02. Portfolio holdings will vary over time.

At this point, a process involving legislation, regulation, and the market's own discipline, is in motion to correct these abuses. The Securities and Exchange Commission is now requiring corporate executives to certify the accuracy of company financial statements. We are also pleased to see many of the companies we invest in demonstrating their quality by initiating actions of their own. For example, Citigroup, a fund holding, has learned from the Enron episode and is now asking its clients to disclose any off-balance-sheet partnership arrangements.

* IN ALL ENVIRONMENTS, FUND MAINTAINS INVESTMENT DISCIPLINE

Your fund invests in a diverse assortment of growth stocks to provide exposure to U.S. companies we believe are likely to grow faster than the overall economy. We focus our research on companies that, in ordinary terms, qualify as large businesses. In terms of the stock market, by contrast, a sizable minority of fund holdings qualify as midsize companies. That's because relatively few companies rank among the largest companies in the market, compared with literally hundreds of midsize companies that are currently traded.

We select stocks with a disciplined, fundamental research process. We begin by surveying the market to identify companies that are achieving or poised to achieve a high rate of profit growth. Such growth can result from a variety of factors, such as rising demand, new products or services, demographic shifts, access to new markets, or a strong competitive position. We assemble a portfolio diversified across all business sectors.

During the past year, we have made some adjustments to the portfolio as market conditions have changed. While economic growth was slow, we had larger holdings in the financial sector. Banks and credit card companies, for example, benefited from the strong demand for mortgages, refinancings, and consumer spending in general. One of the fund's top performers was Freddie Mac, which purchases mortgage loans from regional banks. For similar reasons we also favored consumer staples such as Philip Morris and consumer cyclical stocks such as TJX, the operator of TJ Maxx stores.

As economic growth has resumed, we have reduced the fund's financial exposure a bit, and placed a little more emphasis on stocks in other sectors that we considered more likely to accelerate in an economic recovery. This has included a modest increase in technology exposure. However, we are still cautious regarding telecommunications stocks, because the industry still faces little demand for new services and many companies carry heavy debt obligations.

* TEAMS' OPTIMISM IS BASED ON BUSINESS FUNDAMENTALS

During the barrage of negative news over the past year, we kept our focus on analyzing business fundamentals. More than anything, it is these fundamentals that give us a positive outlook for the new fiscal year. We are aware that external events, particularly international affairs, could be disruptive, but we believe that the fund is diversified to offset many of those risks, and that its portfolio contains high-quality companies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Large-Cap Growth and Specialty Growth teams. The members of the Large-Cap Growth Team are Brian O'Toole (Portfolio Leader), Tony Elavia (Portfolio Member), Lee Montag, and David Santos. The members of the Specialty Growth Team are Eric Wetlaufer (Portfolio Member), Dana Clark, Kenneth Doerr, Roland Gillis, Daniel Miller, Michael Mufson, Margery Parker, Anthony Sellitto, and Richard Weed.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 7/31/02

                     Class A        Class B         Class C         Class M
(inception dates)   (4/1/69)       (4/27/92)       (7/26/99)       (12/1/94)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -28.24% -32.36% -28.82% -32.22% -28.81% -29.49% -28.64% -31.14%
------------------------------------------------------------------------------
5 years           1.02   -4.79   -2.71   -4.00   -2.67   -2.67   -1.46   -4.92
Annual average    0.20   -0.98   -0.55   -0.81   -0.54   -0.54   -0.29   -1.00
------------------------------------------------------------------------------
10 years        162.39  147.30  143.35  143.35  143.36  143.36  149.59  140.96
Annual average   10.13    9.48    9.30    9.30    9.30    9.30    9.58    9.19
------------------------------------------------------------------------------
Annual average
(life of fund)   11.95   11.75   10.92   10.92   11.11   11.11   11.22   11.10
------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/02

                        Russell 1000        Russell 1000         S&P 500              Consumer
                        Growth Index           Index              Index*             price index
-------------------------------------------------------------------------------------------------
1 year                    -28.75%             -22.91%            -23.63%                 1.41%
-------------------------------------------------------------------------------------------------
5 years                   -14.40                3.63               2.23                 12.02
Annual average             -3.06                0.72               0.44                  2.30
-------------------------------------------------------------------------------------------------
10 years                  112.25              161.79             161.43                 28.04
Annual average              7.82               10.10              10.09                  2.50
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)                --+                 --+                --+                 4.94
-------------------------------------------------------------------------------------------------


*The S&P 500 Index has been added to replace the Russell 1000 Index as a secondary benchmark index for the fund because the S&P 500 better reflects the performance of large-capitalization stocks.

+The inception date of the Russell 1000 Growth Index was December 31, 1978, the inception date of the Russell 1000 Index was December 28,1978, and the inception date of the S&P 500 Index was December 31, 1969. All were after the fund's inception.

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average annualized return for the 728 funds in the Lipper Large-Cap Growth fund category over the 12 months ended 7/31/02 was -28.89%. Over the 5- and 10-year periods ended 7/31/02, average annualized returns for the category were -2.52% and 7.20%, respectively.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/92

             Fund's class A       Russell 1000         Russell 1000       S&P 500       Consumer price
Date          shares at POP       Growth Index            Index            Index            index
7/31/92           9,425              10,000              10,000            10,000          10,000
7/31/93          11,280              10,244              11,032            10,873          10,278
7/31/94          11,900              10,755              11,508            11,434          10,562
7/31/95          16,031              14,134              14,518            14,419          10,868
7/31/96          18,514              16,328              16,803            16,808          11,189
7/31/97          24,479              24,794              25,262            25,572          11,431
7/31/98          28,600              29,733              30,026            30,504          11,623
7/31/99          35,006              36,881              35,924            36,666          11,865
7/31/00          48,224              45,872              39,810            39,957          12,299
7/31/01          34,461              29,788              33,958            34,232          12,626
7/31/02         $24,730             $21,225             $26,179           $26,143         $12,804

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $24,335 and $24,336, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $24,959 ($24,096 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                1             1             1             1
------------------------------------------------------------------------------
Income               $0.042          $--           $--           $--
------------------------------------------------------------------------------
Capital gains
  Long-term           0.745         0.745         0.745         0.745
------------------------------------------------------------------------------
  Short-term            --            --            --            --
------------------------------------------------------------------------------
  Total              $0.787        $0.745        $0.745        $0.745
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
7/31/01           $19.53  $20.72    $17.59        $19.23     $18.71  $19.39
------------------------------------------------------------------------------
7/31/02            13.42   14.24     11.96         13.13      12.79   13.25
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 6/31/02 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (4/1/69)       (4/27/92)       (7/26/99)       (12/1/94)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -25.08% -29.40% -25.66% -29.21% -25.64% -26.36% -25.47% -28.09%
------------------------------------------------------------------------------
5 years          17.86   11.06   13.47   11.97   13.57   13.57   14.97   10.96
Annual average    3.34    2.12    2.56    2.29    2.58    2.58    2.83    2.10
------------------------------------------------------------------------------
10 years        191.59  174.84  170.08  170.08  170.55  170.55  177.44  167.79
Annual average   11.30   10.64   10.45   10.45   10.47   10.47   10.74   10.35
------------------------------------------------------------------------------
Annual average
(life of fund)   12.22   12.02   11.19   11.19   11.38   11.38   11.49   11.37
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 1000 Growth Index* is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index* is an unmanaged index of common stock performance.

The Russell 1000 Index* is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Voyager Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the "fund") at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 6, 2002



THE FUND'S PORTFOLIO
July 31, 2002

COMMON STOCKS (97.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            542,300 Interpublic Group Companies, Inc.                                                   $11,339,493
            778,800 Lamar Advertising Co. (NON)                                                          24,594,504
                                                                                                      -------------
                                                                                                         35,933,997

Aerospace and Defense (1.1%)
-------------------------------------------------------------------------------------------------------------------
            341,500 L-3 Communications Holdings, Inc. (NON)                                              15,784,130
          1,229,500 Lockheed Martin Corp.                                                                78,823,245
            347,700 Northrop Grumman Corp.                                                               38,490,390
            875,500 Raytheon Co.                                                                         28,523,790
            165,200 Rockwell Collins, Inc.                                                                4,245,640
            526,795 United Technologies Corp.                                                            36,612,253
                                                                                                      -------------
                                                                                                        202,479,448

Automotive (0.9%)
-------------------------------------------------------------------------------------------------------------------
            856,100 Dana Corp.                                                                           13,766,088
          1,066,530 Delphi Automotive Systems Corp.                                                      10,622,639
          1,263,700 General Motors Corp.                                                                 58,825,235
            395,900 Johnson Controls, Inc.                                                               32,075,818
          1,072,000 Lear Corp. (NON)                                                                     46,203,200
                                                                                                      -------------
                                                                                                        161,492,980

Banking (4.4%)
-------------------------------------------------------------------------------------------------------------------
            587,000 Bank of America Corp.                                                                39,035,500
          2,793,168 Bank of New York Company, Inc. (The)                                                 89,437,239
            555,300 Bank One Corp.                                                                       21,606,723
            563,500 Charter One Financial, Inc.                                                          19,113,920
            211,200 Doral Financial Corp.                                                                 8,097,408
            767,775 Fifth Third Bancorp                                                                  50,726,894
             63,900 First Tennessee National Corp.                                                        2,391,777
            556,100 Golden West Financial Corp.                                                          36,563,575
            690,600 Greenpoint Financial Corp.                                                           33,355,980
            618,900 Investors Financial Services Corp.                                                   19,043,553
            247,000 M&T Bank Corp.                                                                       20,649,200
          1,404,800 National City Corp.                                                                  43,408,320
            546,100 North Fork Bancorporation, Inc.                                                      22,177,121
            364,100 Northern Trust Corp.                                                                 14,502,103
            133,100 South Trust Corp.                                                                     3,359,444
            950,500 SunTrust Banks, Inc.                                                                 62,542,900
          4,073,317 U.S. Bancorp                                                                         87,128,251
            244,400 UnionBanCal Corp.                                                                    10,599,628
          2,295,000 Washington Mutual, Inc.                                                              85,855,950
          1,853,852 Wells Fargo & Co.                                                                    94,286,913
            789,500 Zions Bancorporation                                                                 39,877,645
                                                                                                      -------------
                                                                                                        803,760,044

Beverage (4.4%)
-------------------------------------------------------------------------------------------------------------------
          3,762,900 Anheuser-Busch Companies, Inc.                                                      194,579,559
          5,108,984 Coca-Cola Co. (The)                                                                 255,142,661
          1,476,100 Coca-Cola Enterprises, Inc.                                                          27,484,982
          3,332,457 Pepsi Bottling Group, Inc. (The)                                                     82,378,337
          5,455,630 PepsiCo, Inc.                                                                       234,264,752
                                                                                                      -------------
                                                                                                        793,850,291

Biotechnology (2.2%)
-------------------------------------------------------------------------------------------------------------------
          3,756,125 Amgen, Inc. (NON)                                                                   171,429,545
            214,800 Applera Corporation-Applied Biosystems Group                                          4,008,168
            875,806 Genzyme Corp. (NON)                                                                  19,950,861
          1,244,400 Gilead Sciences, Inc. (NON)                                                          37,916,868
            707,400 IDEC Pharmaceuticals Corp. (NON)                                                     31,542,966
            544,700 IDEXX Laboratories, Inc. (NON)                                                       15,932,475
          3,959,960 MedImmune, Inc. (NON)                                                               117,769,210
                                                                                                      -------------
                                                                                                        398,550,093

Broadcasting (1.5%)
-------------------------------------------------------------------------------------------------------------------
            543,680 Clear Channel Communications, Inc. (NON)                                             14,162,864
            455,900 Cox Radio, Inc. Class A (NON)                                                        10,599,675
          2,584,300 Echostar Communications Corp. Class A (NON)                                          42,149,933
          5,388,424 Viacom, Inc. Class B (NON)                                                          209,771,346
                                                                                                      -------------
                                                                                                        276,683,818

Cable Television (--%)
-------------------------------------------------------------------------------------------------------------------
            350,700 Comcast Corp. Class A (NON)                                                           7,329,630

Chemicals (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,116,300 3M Co.                                                                              140,464,029
            284,900 Air Products & Chemicals, Inc.                                                       12,606,825
            363,000 Eastman Chemical Co.                                                                 16,088,160
            280,400 Lubrizol Corp. (The)                                                                  8,535,376
            355,200 Rohm & Haas Co.                                                                      13,320,000
                                                                                                      -------------
                                                                                                        191,014,390

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            506,600 American Greetings Corp. Class A                                                      8,141,062
            294,900 CDW Computer Centers, Inc. (NON)                                                     14,096,220
            404,000 Choicepoint, Inc. (NON)                                                              16,923,560
            705,900 Cintas Corp.                                                                         30,981,245
          1,043,900 Ecolab, Inc.                                                                         47,967,205
            431,500 H&R Block, Inc.                                                                      20,832,820
            274,800 Tech Data Corp. (NON)                                                                 9,219,540
                                                                                                      -------------
                                                                                                        148,161,652

Communications Equipment (2.6%)
-------------------------------------------------------------------------------------------------------------------
         28,359,699 Cisco Systems, Inc. (NON)                                                           374,064,430
          1,092,400 Extreme Networks, Inc. (NON)                                                         11,360,960
            496,200 Juniper Networks, Inc. (NON)                                                          3,969,600
          1,507,000 Nokia OYJ ADR (Finland)                                                              18,686,800
          1,755,200 QUALCOMM, Inc. (NON)                                                                 48,232,896
            443,700 Scientific-Atlanta, Inc.                                                              5,612,805
            852,229 Tellabs, Inc. (NON)                                                                   4,883,272
                                                                                                      -------------
                                                                                                        466,810,763

Computers (4.1%)
-------------------------------------------------------------------------------------------------------------------
            433,100 Brocade Communications Systems, Inc. (NON)                                            8,120,625
         10,788,178 Dell Computer Corp. (NON)                                                           268,949,278
          4,605,300 EMC Corp. (NON)                                                                      34,539,750
          1,621,100 Emulex Corp. (NON)                                                                   37,544,676
          4,111,050 Hewlett-Packard Co.                                                                  58,171,358
          3,318,518 IBM Corp.                                                                           233,623,667
            679,000 Lexmark International, Inc. (NON)                                                    33,189,520
          1,484,700 McDATA Corp. Class A (NON)                                                           15,915,984
          1,210,200 QLogic Corp. (NON)                                                                   49,315,650
          1,667,400 Sun Microsystems, Inc. (NON)                                                          6,536,208
                                                                                                      -------------
                                                                                                        745,906,716

Conglomerates (5.7%)
-------------------------------------------------------------------------------------------------------------------
         29,663,876 General Electric Co. (SEG)                                                          955,176,807
          6,827,914 Tyco International, Ltd. (Bermuda) (SEG)                                             87,397,299
                                                                                                      -------------
                                                                                                      1,042,574,106

Consumer Finance (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,124,900 AmeriCredit Corp. (NON)                                                              21,991,795
          2,769,170 Capital One Financial Corp.                                                          87,782,689
            166,600 Countrywide Credit Industries, Inc.                                                   8,464,946
          1,419,800 Household International, Inc.                                                        60,582,866
          4,096,325 MBNA Corp.                                                                           79,427,732
                                                                                                      -------------
                                                                                                        258,250,028

Consumer Goods (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,119,200 Colgate-Palmolive Co.                                                                57,470,920
            579,100 Dial Corp. (The)                                                                     11,593,582
            376,900 Estee Lauder Companies, Inc. (The) Class A                                           11,427,608
            438,300 Fortune Brands, Inc.                                                                 22,923,090
            940,200 Newell Rubbermaid, Inc.                                                              28,281,216
          1,875,585 Procter & Gamble Co.                                                                166,908,309
                                                                                                      -------------
                                                                                                        298,604,725

Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            229,200 Hotels.com Class A (NON)                                                              9,786,840

Containers (--%)
-------------------------------------------------------------------------------------------------------------------
             55,700 Owens-Illinois, Inc. (NON)                                                              696,250

Electric Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
            835,700 Duke Energy Corp.                                                                    21,301,993
            812,000 Edison International (NON)                                                           10,637,200
            914,000 Entergy Corp.                                                                        37,044,420
            491,100 Exelon Corp.                                                                         24,088,455
            182,500 FPL Group, Inc.                                                                      10,338,625
            189,600 Pinnacle West Capital Corp.                                                           6,446,400
            561,300 Progress Energy, Inc.                                                                26,240,775
                                                                                                      -------------
                                                                                                        136,097,868

Electrical Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
            297,800 Rockwell International Corp.                                                          5,509,300

Electronics (5.4%)
-------------------------------------------------------------------------------------------------------------------
          1,269,200 Agilent Technologies, Inc. (NON)                                                     23,962,496
            682,200 Avnet, Inc.                                                                          11,392,740
          2,225,300 Broadcom Corp. Class A (NON)                                                         41,746,628
            451,500 Brooks-PRI Automation, Inc. (NON)                                                     8,587,530
            839,600 Integrated Device Technology, Inc. (NON)                                             10,746,880
         24,577,051 Intel Corp.                                                                         461,802,788
          1,070,200 JDS Uniphase Corp. (NON)                                                              2,707,606
          1,191,647 Linear Technology Corp.                                                              32,269,801
            558,600 Marvell Technology Group, Ltd. (Bermuda) (NON)                                       10,613,400
          3,665,854 Maxim Integrated Products, Inc. (NON)                                               128,964,744
          1,420,400 Micrel, Inc. (NON)                                                                   16,291,988
            668,100 Microchip Technology, Inc. (NON)                                                     14,711,562
            555,500 Micron Technology, Inc. (NON)                                                        10,826,695
          2,861,088 Motorola, Inc.                                                                       33,188,621
          2,941,255 PMC - Sierra, Inc. (NON)                                                             28,088,985
          2,739,400 RF Micro Devices, Inc. (NON)                                                         18,244,404
            728,300 Semtech Corp. (NON)                                                                  14,318,378
            873,700 Storage Technology Corp. (NON)                                                       12,406,540
          3,459,000 Texas Instruments, Inc.                                                              80,075,850
             61,200 W.W. Grainger, Inc.                                                                   3,001,248
          1,199,391 Xilinx, Inc. (NON)                                                                   23,016,313
                                                                                                      -------------
                                                                                                        986,965,197

Energy (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,524,394 BJ Services Co. (NON)                                                                48,612,925
            736,878 Cooper Cameron Corp. (NON)                                                           31,678,385
          1,526,954 GlobalSantaFe Corp.                                                                  34,417,543
            413,900 Schlumberger, Ltd.                                                                   17,764,588
          1,069,200 Smith International, Inc. (NON)                                                      33,797,412
                                                                                                      -------------
                                                                                                        166,270,853

Engineering & Construction (--%)
-------------------------------------------------------------------------------------------------------------------
            180,700 Jacobs Engineering Group, Inc. (NON)                                                  6,268,483

Financial (3.9%)
-------------------------------------------------------------------------------------------------------------------
            611,900 Annaly Mortgage Mgmt., Inc.                                                          12,078,906
          7,859,903 Citigroup, Inc.                                                                     263,621,147
          1,587,726 Fannie Mae                                                                          118,904,800
          4,180,329 Freddie Mac                                                                         258,971,382
            324,500 MGIC Investment Corp.                                                                20,443,500
            221,500 Moody's Corp.                                                                        10,986,400
            244,100 SLM Corp.                                                                            22,213,100
                                                                                                      -------------
                                                                                                        707,219,235

Food (0.9%)
-------------------------------------------------------------------------------------------------------------------
            328,700 Dole Food Co.                                                                         9,841,278
          3,333,733 Kraft Foods, Inc. Class A                                                           123,348,121
            707,300 Krispy Kreme Doughnuts, Inc. (NON)                                                   25,003,055
                                                                                                      -------------
                                                                                                        158,192,454

Gaming & Lottery (0.7%)
-------------------------------------------------------------------------------------------------------------------
            429,200 GTECH Holdings Corp. (NON)                                                            8,562,540
          1,591,700 Harrah's Entertainment, Inc. (NON)                                                   75,319,244
            394,400 International Game Technology (NON)                                                  22,973,800
            115,100 Mandalay Resort Group (NON)                                                           3,264,236
            138,700 MGM Mirage, Inc. (NON)                                                                4,854,500
          1,900,400 Park Place Entertainment Corp. (NON)                                                 17,445,672
                                                                                                      -------------
                                                                                                        132,419,992

Health Care Services (5.0%)
-------------------------------------------------------------------------------------------------------------------
            830,600 AdvancePCS (NON)                                                                     18,622,052
            922,800 AmerisourceBergen Corp.                                                              61,818,372
            925,000 Cardinal Health, Inc.                                                                53,280,000
          2,978,500 Caremark Rx, Inc. (NON)                                                              46,762,450
             85,800 CIGNA Corp.                                                                           7,722,000
            395,652 DaVita, Inc. (NON)                                                                    9,337,387
            895,400 Express Scripts, Inc. Class A (NON)                                                  46,560,800
          2,530,300 HCA, Inc.                                                                           118,924,100
          1,375,300 Health Management Association, Inc. (NON)                                            27,822,319
            629,400 Health Net, Inc. (NON)                                                               14,085,972
          1,057,300 Laboratory Corporation of America Holdings (NON)                                     36,265,390
            977,300 Oxford Health Plans, Inc. (NON)                                                      42,043,446
            520,400 Quest Diagnostics, Inc. (NON)                                                        31,426,956
            199,300 Steris Corp. (NON)                                                                    4,163,377
            845,850 Tenet Healthcare Corp. (NON)                                                         40,304,753
          3,097,341 UnitedHealth Group, Inc.                                                            271,512,912
            382,200 Universal Health Services, Inc. Class B (NON)                                        18,070,416
            992,700 Wellpoint Health Networks, Inc. (NON)                                                70,978,050
                                                                                                      -------------
                                                                                                        919,700,752

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------------------------------------------
            916,600 Maytag Corp.                                                                         30,366,958
            139,100 Whirlpool Corp.                                                                       7,980,167
                                                                                                      -------------
                                                                                                         38,347,125

Insurance (2.3%)
-------------------------------------------------------------------------------------------------------------------
          1,086,900 ACE, Ltd. (Bermuda)                                                                  34,422,123
          5,008,006 American International Group, Inc.                                                  320,111,744
            440,730 Fidelity National Financial, Inc.                                                    13,041,201
            439,300 Gallagher, Arthur J. & Co.                                                           12,919,813
            286,300 PMI Group, Inc. (The)                                                                10,169,376
            499,000 Radian Group, Inc.                                                                   22,854,200
            109,200 XL Capital, Ltd. Class A (Bermuda)                                                    8,091,720
                                                                                                      -------------
                                                                                                        421,610,177

Investment Banking/Brokerage (1.4%)
-------------------------------------------------------------------------------------------------------------------
            201,200 Bear Stearns Companies, Inc. (The)                                                   12,116,264
             39,900 BlackRock, Inc. (NON)                                                                 1,673,805
          6,717,842 Charles Schwab Corp. (The)                                                           60,124,686
            731,600 Federated Investors, Inc.                                                            20,792,072
            357,600 Investment Technology Group, Inc. (NON)                                              12,111,912
            130,000 Lehman Brothers Holdings, Inc.                                                        7,372,300
          1,713,700 Merrill Lynch & Company, Inc.                                                        61,093,405
            868,040 Morgan Stanley Dean Witter & Co.                                                     35,025,414
          1,047,300 SEI Investments Co.                                                                  27,554,463
          1,018,400 Waddell & Reed Financial, Inc.                                                       18,270,096
                                                                                                      -------------
                                                                                                        256,134,417

Leisure (--%)
-------------------------------------------------------------------------------------------------------------------
            115,200 Polaris Industires, Inc.                                                              7,834,752

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------------------------------------------
            288,200 Four Seasons Hotels, Inc. (Canada)                                                   11,009,240
            503,100 Marriott International, Inc. Class A                                                 16,853,850
          1,045,500 Royal Caribbean Cruises, Ltd.                                                        20,721,810
            205,900 Starwood Hotels & Resorts Worldwide, Inc.                                             5,291,630
                                                                                                      -------------
                                                                                                         53,876,530

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            303,300 Parker-Hannifin Corp.                                                                12,210,858

Manufacturing (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,100 Dover Corp.                                                                          29,352,935
            245,017 Illinois Tool Works, Inc.                                                            16,168,672
            377,300 Shaw Group, Inc. (NON)                                                                8,802,409
                                                                                                      -------------
                                                                                                         54,324,016

Media (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,392,719 AOL Time Warner, Inc. (NON)                                                          27,516,269
          1,496,400 Fox Entertainment Group, Inc. Class A (NON)                                          29,853,180
            600,038 USA Networks, Inc. (NON)                                                             13,230,238
            429,200 Walt Disney Co. (The)                                                                 7,609,716
                                                                                                      -------------
                                                                                                         78,209,403

Medical Technology (2.5%)
-------------------------------------------------------------------------------------------------------------------
            892,600 Apogent Technologies, Inc. (NON)                                                     17,316,440
          1,790,300 Baxter International, Inc.                                                           71,450,873
          1,415,900 Biomet, Inc.                                                                         36,714,287
          1,020,000 Guidant Corp. (NON)                                                                  35,496,000
          5,032,840 Medtronic, Inc.                                                                     203,326,736
            553,800 St. Jude Medical, Inc. (NON)                                                         21,044,400
            138,200 Varian Medical Systems, Inc. (NON)                                                    5,776,760
          1,732,250 Zimmer Holdings, Inc. (NON)                                                          64,491,668
                                                                                                      -------------
                                                                                                        455,617,164

Metals (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,311,300 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                   50,563,551
            679,500 United States Steel Corp.                                                            11,313,675
                                                                                                      -------------
                                                                                                         61,877,226

Natural Gas Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            925,650 NiSource, Inc.                                                                       18,327,870

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------------------------------------------
            358,200 Pitney Bowes, Inc.                                                                   13,969,800

Oil & Gas (1.7%)
-------------------------------------------------------------------------------------------------------------------
            652,100 Apache Corp.                                                                         33,583,150
            625,885 Burlington Resources, Inc.                                                           22,876,097
          1,639,400 Conoco, Inc.                                                                         39,542,328
            100,500 Devon Energy Corp.                                                                    4,188,840
          2,889,557 Exxon Mobil Corp.                                                                   106,220,115
            282,800 Murphy Oil Corp.                                                                     23,514,820
            777,418 Noble Corp. (NON)                                                                    25,188,343
            420,200 Occidental Petroleum Corp.                                                           11,383,218
            159,000 Phillips Petroleum Co.                                                                8,228,250
          1,171,000 Unocal Corp.                                                                         38,244,860
                                                                                                      -------------
                                                                                                        312,970,021

Paper & Forest Products (0.4%)
-------------------------------------------------------------------------------------------------------------------
             55,200 Sealed Air Corp. (NON)                                                                  800,952
          2,499,400 Smurfit-Stone Container Corp. (NON)                                                  36,041,348
            582,400 Weyerhaeuser Co.                                                                     34,216,000
                                                                                                      -------------
                                                                                                         71,058,300

Pharmaceuticals (13.1%)
-------------------------------------------------------------------------------------------------------------------
          5,244,950 Abbott Laboratories                                                                 217,193,380
          1,419,500 Allergan, Inc.                                                                       85,865,555
          1,278,100 Andrx Group (NON)                                                                    28,361,039
            476,800 AstraZeneca PLC ADR (United Kingdom)                                                 17,446,112
             72,400 Barr Laboratories, Inc. (NON)                                                         4,416,400
            642,100 Bristol-Myers Squibb Co.                                                             15,044,403
            306,900 Cephalon, Inc. (NON)                                                                 14,731,200
            511,100 Forest Laboratories, Inc. (NON)                                                      39,594,917
            169,900 GlaxoSmithKline PLC ADR (United Kingdom)                                              6,711,050
            467,900 ICN Pharmaceuticals, Inc.                                                             4,908,271
          9,990,539 Johnson & Johnson                                                                   529,498,567
          2,196,000 King Pharmaceuticals, Inc. (NON)                                                     46,577,160
          2,581,546 Lilly (Eli) & Co.                                                                   150,813,917
          5,194,278 Merck & Company, Inc.                                                               257,636,189
            887,400 Mylan Laboratories, Inc.                                                             28,787,256
         18,366,347 Pfizer, Inc.                                                                        594,151,325
          4,245,077 Pharmacia Corp.                                                                     189,924,745
            681,000 Shire Pharmaceuticals Group PLC ADR
                    (United Kingdom) (NON)                                                               17,365,500
            364,200 Teva Pharmaceutical Industries, Ltd. ADR (Israel)                                    24,292,504
            348,900 Watson Pharmaceuticals, Inc. (NON)                                                    7,351,323
          2,581,600 Wyeth                                                                               103,005,840
                                                                                                      -------------
                                                                                                      2,383,676,653

Railroads (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,233,600 Burlington Northern Santa Fe Corp.                                                   36,292,512
            121,800 Canadian National Railway Co. (Canada)                                                5,845,182
                                                                                                      -------------
                                                                                                         42,137,694

Regional Bells (0.8%)
-------------------------------------------------------------------------------------------------------------------
            940,600 BellSouth Corp.                                                                      25,255,110
          4,066,282 SBC Communications, Inc.                                                            112,473,360
            399,100 Verizon Communications, Inc.                                                         13,170,300
                                                                                                      -------------
                                                                                                        150,898,770

Restaurants (1.1%)
-------------------------------------------------------------------------------------------------------------------
            129,000 CBRL Group, Inc.                                                                      3,859,680
            678,600 Darden Restaurants, Inc.                                                             15,757,092
          5,072,200 Starbucks Corp. (NON)                                                                99,567,286
            531,000 Wendy's International, Inc.                                                          19,535,490
          2,191,900 Yum! Brands, Inc. (NON)                                                              67,729,710
                                                                                                      -------------
                                                                                                        206,449,258

Retail (10.5%)
-------------------------------------------------------------------------------------------------------------------
            468,265 99 Cents Only Stores (NON)                                                           11,416,301
            274,000 Albertsons, Inc.                                                                      7,721,320
            479,900 AutoZone, Inc. (NON)                                                                 35,392,625
            704,207 Bed Bath & Beyond, Inc. (NON)                                                        21,830,417
          1,438,650 Best Buy Companies, Inc. (NON)                                                       47,331,585
            949,900 Big Lots, Inc. (NON)                                                                 15,768,340
            735,600 Chico's FAS, Inc. (NON)                                                              11,615,124
          1,348,300 Circuit City Stores-Circuit City Group                                               22,988,515
            295,200 Dillards, Inc. Class A                                                                6,937,200
            144,800 Dollar Tree Stores, Inc. (NON)                                                        4,517,253
            153,500 Expedia, Inc. Class A (NON)                                                           7,463,170
            725,000 Family Dollar Stores, Inc.                                                           21,960,250
          1,252,200 Federated Department Stores, Inc. (NON)                                              47,095,242
          4,262,507 Home Depot, Inc. (The)                                                              131,626,216
          1,010,700 Kohl's Corp. (NON)                                                                   66,706,200
          4,243,328 Kroger Co. (NON)                                                                     82,660,029
          3,215,475 Limited, Inc. (The)                                                                  57,782,086
          7,549,022 Lowe's Companies, Inc.                                                              285,730,483
            439,000 Michaels Stores, Inc. (NON)                                                          16,256,170
          1,826,400 Office Depot, Inc. (NON)                                                             23,706,672
            258,600 PETsMART, Inc. (NON)                                                                  3,734,184
            467,800 Pier 1 Imports, Inc.                                                                  8,092,940
            472,800 RadioShack Corp.                                                                     12,103,680
            203,200 Rent-A-Center, Inc. (NON)                                                            10,873,232
             48,700 Ross Stores, Inc.                                                                     1,834,042
            365,700 Saks, Inc. (NON)                                                                      3,891,048
          2,016,900 Staples, Inc. (NON)                                                                  33,662,061
            320,200 SUPERVALU, Inc.                                                                       6,672,968
          2,278,000 Target Corp.                                                                         75,971,300
            451,400 Tiffany & Co.                                                                        11,122,496
          6,962,774 TJX Companies, Inc. (The)                                                           123,449,983
         11,229,600 Wal-Mart Stores, Inc.                                                               552,271,728
          2,622,400 Walgreen Co.                                                                         92,649,392
            480,511 Whole Foods Market, Inc. (NON)                                                       21,080,018
          1,062,600 Williams-Sonoma, Inc. (NON)                                                          24,174,150
            174,800 Winn Dixie Stores, Inc.                                                               2,753,100
                                                                                                      -------------
                                                                                                      1,910,841,520

Schools (0.2%)
-------------------------------------------------------------------------------------------------------------------
            703,000 Apollo Group, Inc. Class A (NON)                                                     27,592,750
             60,900 Career Education Corp. (NON)                                                          2,688,126
                                                                                                      -------------
                                                                                                         30,280,876

Semiconductor (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,107,271 Applied Materials, Inc. (NON)                                                        61,075,120
          2,750,900 KLA-Tencor Corp. (NON)                                                              108,357,951
          2,006,800 LAM Research Corp. (NON)                                                             24,683,640
            651,400 Novellus Systems, Inc. (NON)                                                         17,581,286
            379,700 Photon Dynamics, Inc. (NON)                                                           9,902,576
            847,500 Teradyne, Inc. (NON)                                                                 12,712,500
                                                                                                      -------------
                                                                                                        234,313,073

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
            164,700 CNF Transportation, Inc.                                                              5,242,401

Software (6.0%)
-------------------------------------------------------------------------------------------------------------------
            134,800 Activision, Inc. (NON)                                                                3,871,456
            599,700 Adobe Systems, Inc.                                                                  14,368,812
            550,000 BMC Software, Inc. (NON)                                                              7,397,500
            319,000 Business Objects SA ADR (France) (NON)                                                6,191,790
            155,500 Cadence Design Systems, Inc. (NON)                                                    1,935,975
          2,034,340 Electronic Arts, Inc. (NON)                                                         122,426,581
            561,800 Intuit, Inc. (NON)                                                                   24,707,964
         14,151,795 Microsoft Corp. (NON) (SEG)                                                         679,003,121
            484,100 NETIQ Corp. (NON)                                                                     9,590,021
          3,643,800 Network Associates, Inc. (NON)                                                       44,272,170
          8,774,142 Oracle Corp. (NON)                                                                   87,820,387
          1,186,698 PeopleSoft, Inc. (NON)                                                               21,336,830
          1,796,900 Symantec Corp. (NON)                                                                 60,268,026
            445,567 VERITAS Software Corp. (NON)                                                          7,498,893
                                                                                                      -------------
                                                                                                      1,090,689,526

Technology Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
            535,057 Accenture, Ltd. Class A (Bermuda) (NON)                                               8,828,441
          1,331,000 Affiliated Computer Services, Inc. Class A (NON)                                     62,530,380
          1,154,500 Automatic Data Processing, Inc.                                                      43,051,305
            924,300 BISYS Group, Inc. (The) (NON)                                                        21,351,330
            239,000 Checkfree Corp. (NON)                                                                 2,380,440
            794,000 Computer Sciences Corp. (NON)                                                        29,378,000
            448,000 DST Systems, Inc. (NON)                                                              15,097,600
            522,073 Electronic Data Systems Corp.                                                        19,196,624
            644,800 Equifax, Inc.                                                                        13,669,760
            631,559 Fiserv, Inc. (NON)                                                                   21,731,945
          1,592,300 SunGard Data Systems, Inc. (NON)                                                     37,339,435
                                                                                                      -------------
                                                                                                        274,555,260

Telecommunications (0.2%)
-------------------------------------------------------------------------------------------------------------------
            972,000 CenturyTel, Inc.                                                                     25,855,200
            488,500 Citizens Communications Co. (NON)                                                     2,676,980
          1,109,000 Sprint Corp. (FON Group)                                                             10,369,150
                                                                                                      -------------
                                                                                                         38,901,330

Textiles (0.3%)
-------------------------------------------------------------------------------------------------------------------
            300,300 Jones Apparel Group, Inc. (NON)                                                      10,219,209
          1,712,000 Reebok International, Ltd. (NON)                                                     46,069,920
                                                                                                      -------------
                                                                                                         56,289,129

Tire & Rubber (--%)
-------------------------------------------------------------------------------------------------------------------
            390,800 Goodyear Tire & Rubber Co. (The)                                                      6,815,552

Tobacco (2.2%)
-------------------------------------------------------------------------------------------------------------------
          8,305,498 Philip Morris Companies, Inc.                                                       382,468,183
            232,400 R.J. Reynolds Tobacco Holdings, Inc.                                                 12,696,012
                                                                                                      -------------
                                                                                                        395,164,195

Toys (0.3%)
-------------------------------------------------------------------------------------------------------------------
          3,131,700 Mattel, Inc.                                                                         58,907,277

Transportation Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            322,000 United Parcel Service, Inc. Class B                                                  21,039,480

Waste Management (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,253,100 Waste Management, Inc.                                                               29,660,877
                                                                                                    ---------------
                    Total Common Stocks (cost $19,586,668,426)                                      $17,852,760,435

SHORT-TERM INVESTMENTS (3.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $219,604,043 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 2.03%
                    and due dates ranging from August 1, 2002 to
                    September 19, 2002 (d)                                                             $219,485,910
        391,153,952 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.84%
                    and due dates ranging from August 1, 2002 to
                    September 25, 2002 (d)                                                              391,153,952
                                                                                                    ---------------
                    Total Short-Term Investments (cost $610,639,862)                                   $610,639,862
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $20,197,308,288) (b)                                    $18,463,400,297
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $18,260,470,771.

  (b) The aggregate identified cost on a tax basis is $20,923,678,107, resulting in gross unrealized appreciation and depreciation of $579,170,090 and $3,039,447,900, respectively, or net unrealized depreciation of $2,460,277,810.

(NON) Non-income-producing security.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2002.

  (d) See footnote 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2002
                         Market      Aggregate Face    Expiration  Unrealized
                         Value            Value          Date     Appreciation
------------------------------------------------------------------------------
Nasdaq 100 Index
(Long)                 $34,336,200     $32,975,613      Sep-02      $1,360,587
S&P 500 Index
(Long)                 297,832,625     275,169,574      Sep-02      22,663,051
------------------------------------------------------------------------------
                                                                   $24,023,638
------------------------------------------------------------------------------
Written Options Outstanding at July 31, 2002
(premiums received $334,019)
                                                    Expiration Date/   Market
Contract Amount                                      Strike Price      Value
------------------------------------------------------------------------------
152,520 UnitedHealth Group, Inc. (Call)            Aug 02/ 95.00 USD  $114,390
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $211,832,694 of securities
on loan (identified cost $20,197,308,288) (Note 1)                          $18,463,400,297
-------------------------------------------------------------------------------------------
Cash                                                                                    782
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        10,512,510
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           41,976,768
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  286,009,680
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                          1,411,057
-------------------------------------------------------------------------------------------
Total assets                                                                 18,803,311,094

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                248,634,709
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       38,203,720
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     25,026,039
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        2,922,156
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       689,557
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         14,328
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            5,810,195
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$334,019) (Note 1)                                                                  114,390
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              219,485,910
-------------------------------------------------------------------------------------------
Other accrued expenses                                                            1,939,319
-------------------------------------------------------------------------------------------
Total liabilities                                                               542,840,323
-------------------------------------------------------------------------------------------
Net assets                                                                  $18,260,470,771

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $24,783,864,281
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      3,468,916
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                               (4,817,185,981)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                            (1,709,676,445)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                 $18,260,470,771

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($11,811,007,315 divided by 880,243,923 shares)                                      $13.42
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.42)*                              $14.24
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($3,406,811,414 divided by 284,833,108 shares)**                                     $11.96
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($156,830,076 divided by 11,941,240 shares)**                                        $13.13
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($317,613,691 divided by 24,828,960 shares)                                          $12.79
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.79)*                              $13.25
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($2,568,208,275 divided by 186,123,941 shares)                                       $13.80
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $440,808)                                     $267,433,864
-------------------------------------------------------------------------------------------
Interest                                                                          7,962,386
-------------------------------------------------------------------------------------------
Securities lending                                                                  699,252
-------------------------------------------------------------------------------------------
Total investment income                                                         276,095,502

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                113,466,866
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   38,900,483
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   509,229
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     87,654
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            37,784,370
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            53,504,702
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             2,071,050
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             3,227,886
-------------------------------------------------------------------------------------------
Other                                                                            16,259,185
-------------------------------------------------------------------------------------------
Total expenses                                                                  265,811,425
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (3,652,081)
-------------------------------------------------------------------------------------------
Net expenses                                                                    262,159,344
-------------------------------------------------------------------------------------------
Net investment income                                                            13,936,158
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                             (4,345,316,126)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (90,273,416)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          69,891
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                     13,024,810
-------------------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                             (1,253,733)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the year                                                           11,757
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, swap contracts, written options,
and futures contracts during the year                                        (3,399,438,710)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (7,823,175,527)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(7,809,239,369)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended July 31
                                                                 --------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $13,936,158           $50,976,307
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                              (4,423,748,574)        1,653,354,922
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                  (3,399,426,953)      (13,822,374,195)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (7,809,239,369)      (12,118,042,966)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (37,163,823)           (6,027,144)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --            (2,999,998)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (70,453)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (176,922)
-------------------------------------------------------------------------------------------------------
   Class Y                                                            (15,118,379)           (1,096,178)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --          (771,235,722)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (383,880,960)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (9,015,181)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (22,639,056)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (140,267,375)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                           (659,215,436)       (1,392,387,027)
-------------------------------------------------------------------------------------------------------
   Class B                                                           (274,207,832)         (693,057,716)
-------------------------------------------------------------------------------------------------------
   Class C                                                             (9,327,036)          (16,275,984)
-------------------------------------------------------------------------------------------------------
   Class M                                                            (19,932,182)          (40,872,494)
-------------------------------------------------------------------------------------------------------
   Class Y                                                           (121,109,593)         (253,238,366)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)       (1,786,304,079)        2,519,405,890
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                      (10,731,617,729)      (13,331,877,652)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                  28,992,088,500        42,323,966,152
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $3,468,916 and $42,338,282, respectively)                      $18,260,470,771       $28,992,088,500
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.53       $30.22       $24.25       $21.36       $19.49
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .03          .08         (.11)        (.05)        (.04)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.35)       (8.17)        9.06         4.53         3.12
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.32)       (8.09)        8.95         4.48         3.08
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.04)        (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.75)       (2.59)       (2.98)       (1.59)       (1.21)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.79)       (2.60)       (2.98)       (1.59)       (1.21)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.42       $19.53       $30.22       $24.25       $21.36
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.24)      (28.54)       37.76        22.40        16.83
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $11,811,007  $17,683,446  $25,277,820  $17,180,288  $13,854,611
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .96          .88          .86          .90          .96
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .21          .33         (.37)        (.25)        (.20)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.27       140.30        76.95        85.05        60.04
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.59       $27.68       $22.57       $20.14       $18.57
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.09)        (.31)        (.21)        (.18)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.80)       (7.40)        8.40         4.23         2.96
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (4.88)       (7.49)        8.09         4.02         2.78
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.75)       (2.59)       (2.98)       (1.59)       (1.21)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.75)       (2.60)       (2.98)       (1.59)       (1.21)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.96       $17.59       $27.68       $22.57       $20.14
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.82)      (29.02)       36.69        21.43        16.02
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,406,811   $7,170,549  $11,692,070   $8,433,131   $7,263,280
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.71         1.63         1.61         1.65         1.71
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.53)        (.42)       (1.12)       (1.00)        (.95)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.27       140.30        76.95        85.05        60.04
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                        Year ended July 31             to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $19.23       $30.00       $24.25       $24.64
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.09)        (.09)        (.33)          --(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.26)       (8.08)        9.06         (.39)
----------------------------------------------------------------------------------------
Total from
investment operations                  (5.35)       (8.17)        8.73         (.39)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                         --         (.01)          --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.75)       (2.59)       (2.98)          --
----------------------------------------------------------------------------------------
Total distributions                     (.75)       (2.60)       (2.98)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.13       $19.23       $30.00       $24.25
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.81)      (29.05)       36.79        (1.58)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $156,830     $244,232     $219,658         $822
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.71         1.63         1.61          .03*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.54)        (.40)       (1.09)        (.02)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.27       140.30        76.95        85.05
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.71       $29.20       $23.61       $20.93       $19.22
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.04)        (.25)        (.16)        (.14)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.12)       (7.85)        8.82         4.43         3.06
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.17)       (7.89)        8.57         4.27         2.92
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.75)       (2.59)       (2.98)       (1.59)       (1.21)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.75)       (2.60)       (2.98)       (1.59)       (1.21)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.79       $18.71       $29.20       $23.61       $20.93
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.64)      (28.87)       37.13        21.83        16.21
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $317,614     $510,434     $674,784     $390,975     $322,277
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.46         1.38         1.36         1.40         1.46
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.29)        (.17)        (.87)        (.75)        (.69)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.27       140.30        76.95        85.05        60.04
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.07       $30.89       $24.69       $21.66       $19.70
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .08          .14         (.04)          --(d)       .01
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.51)       (8.36)        9.22         4.62         3.16
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.43)       (8.22)        9.18         4.62         3.17
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.09)        (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.75)       (2.59)       (2.98)       (1.59)       (1.21)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.84)       (2.60)       (2.98)       (1.59)       (1.21)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.80       $20.07       $30.89       $24.69       $21.66
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.08)      (28.33)       38.04        22.75        17.12
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,568,208   $3,383,428   $4,459,634   $2,406,418   $1,476,485
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .71          .63          .61          .65          .71
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .45          .58         (.12)          --(e)       .06
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 91.27       140.30        76.95        85.05        60.04
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
July 31, 2002

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2002, the value of securities loaned amounted to $211,832,694. The fund received cash collateral of $219,485,910, which is pooled with collateral of other Putnam funds into 33 issuers of high-grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2002, the fund had a capital loss carryover of approximately $1,620,664,000 available to the extent allowed by tax law to offset future net capital gains, if any, which will expire on July 31, 2010.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, unrealized and realized gains and losses on certain futures contracts, and redemption in kind. Prior year distributions in the Statement of changes have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2002, the fund reclassified $523,322 to decrease undistributed net investment income and $12,453,555 to increase paid-in-capital, with an increase to accumulated net realized losses of $11,930,233.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion, and 0.37% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2002, the fund's expenses were reduced by $3,652,081 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,213 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $2,324,656 and $29,330 from the sale of class A and class M shares, respectively, and received $10,412,224 and $47,705 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received $107,333 and no monies on class A and class M redemptions, respectively.

Note 3

Purchases and sales of securities

During the year ended July 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $21,518,162,307 and $24,174,719,856, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                               6,631,469           8,158,989
Options exercised                             (636,865)           (789,839)
Options expired                             (3,317,445)         (3,931,605)
Options closed                              (2,524,639)         (3,103,526)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                    152,520            $334,019
---------------------------------------------------------------------------

Note 4

Capital shares

At July 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                196,622,505      $3,244,063,522
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            37,592,850         666,898,671
---------------------------------------------------------------------------
                                           234,215,355       3,910,962,193

Shares repurchased                        (259,343,238)     (4,185,542,499)
---------------------------------------------------------------------------
Net decrease                               (25,127,883)      $(274,580,306)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                181,547,941      $4,337,064,861
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            84,719,704       2,079,871,162
---------------------------------------------------------------------------
                                           266,267,645       6,416,936,023

Shares repurchased                        (197,493,436)     (4,642,155,393)
---------------------------------------------------------------------------
Net increase                                68,774,209      $1,774,780,630
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,795,738        $538,083,473
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            16,103,032         255,876,098
---------------------------------------------------------------------------
                                            51,898,770         793,959,571

Shares repurchased                        (174,805,961)     (2,546,310,841)
---------------------------------------------------------------------------
Net decrease                              (122,907,191)    $(1,752,351,270)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 60,856,334      $1,365,994,228
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            45,100,846       1,001,688,814
---------------------------------------------------------------------------
                                           105,957,180       2,367,683,042

Shares repurchased                        (120,675,719)     (2,511,506,823)
---------------------------------------------------------------------------
Net decrease                               (14,718,539)      $(143,823,781)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,463,652         $73,158,266
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               483,752           8,441,491
---------------------------------------------------------------------------
                                             4,947,404          81,599,757

Shares repurchased                          (5,705,214)        (91,425,316)
---------------------------------------------------------------------------
Net decrease                                  (757,810)        $(9,825,559)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,451,606        $184,258,767
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               938,316          22,791,711
---------------------------------------------------------------------------
                                             8,389,922         207,050,478

Shares repurchased                          (3,012,383)        (66,861,681)
---------------------------------------------------------------------------
Net increase                                 5,377,539        $140,188,797
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,673,218         $74,557,423
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,152,626          19,548,532
---------------------------------------------------------------------------
                                             5,825,844          94,105,955

Shares repurchased                          (8,282,627)       (126,714,332)
---------------------------------------------------------------------------
Net decrease                                (2,456,783)       $(32,608,377)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,339,607        $178,420,502
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,630,723          62,058,767
---------------------------------------------------------------------------
                                             9,970,330         240,479,269

Shares repurchased                          (5,791,628)       (131,420,366)
---------------------------------------------------------------------------
Net increase                                 4,178,702        $109,058,903
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 60,180,238        $988,133,170
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             7,480,943         136,227,972
---------------------------------------------------------------------------
                                            67,661,181       1,124,361,142

Shares repurchased                         (50,144,815)       (841,299,709)
---------------------------------------------------------------------------
Net increase                                17,516,366        $283,061,433
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 45,735,402      $1,148,833,986
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            15,670,970         394,601,919
---------------------------------------------------------------------------
                                            61,406,372       1,543,435,905

Shares repurchased                         (37,167,368)       (904,234,564)
---------------------------------------------------------------------------
Net increase                                24,239,004        $639,201,341
---------------------------------------------------------------------------

---------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of July 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is
  the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the
  President, Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management
  since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of
  Marsh & McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a
  Director of Marsh & McLennan Companies, Inc.






OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio              Since 2002                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998,
Vice President                                                   Managing Director, Swiss Bank Corp.

Brian P. O'Toole                   Since 2002                    Managing Director of Putnam Management.
(7/23/63),                                                       Prior to June 2002, Managing Director,
Vice President                                                   Citigroup Asset Management, 100 First
                                                                 Stamford Place, Stamford, CT 06902.

Daniel L. Miller                   Since 2002                    Managing Director of Putnam Management
(8/15/57),
Vice President

Eric M. Wetlaufer                  Since 2002                    Managing Director of Putnam Management.
(4/13/62),                                                       Prior to November 1997, Managing
Vice President                                                   Director and Portfolio Manager, Cadence
                                                                 Capital Management.
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Brian O'Toole
Vice President

Daniel L. Miller
Vice President

Eric M. Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN016-83992  007/883/530/516  9/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Voyager Fund
Supplement to Annual Report dated 7/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/02

                                                         NAV
1 year                                                -28.08%
5 years                                                 2.30
Annual average                                          0.46
10 years                                              168.29
Annual average                                         10.37
Life of fund (since class A inception, 4/1/69)
Annual average                                         12.02

Share value:                                             NAV
7/31/01                                                $20.07
7/31/02                                                $13.80
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains          Total
                                     Long-term     Short-term
                     1       $0.093  $0.745        --           $0.838
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.